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Exhibit 99.1

CAPITAL Z FINANCIAL SERVICES FUND II, L.P. CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.	March 31, 2005
c/o Capital Z Partners, Ltd. 54 Thompson Street New York, NY 10012

RER REINSURANCE HOLDINGS, L.P.
c/o RER Reinsurance Holdings, L.P. 777 Main Street Suite 2250 Fort Worth, TX 76102

RESERVOIR CAPITAL PARTNERS, L.P. RESERVOIR CAPITAL MASTER FUND, L.P.
c/o Reservoir Capital Management L.L.C. 650 Madison Avenue 26th Floor New York, NY 10022

SAB CAPITAL PARTNERS, LP SAB CAPITAL PARTNERS II, LP SAB OVERSEAS FUND, LTD.
c/o SAB Capital Advisors, L.L.C. 712 Fifth Avenue 42nd Floor New York, NY 10019

Robert Stavis
c/o Bessemer Venture Partners 1865 Palmer Avenue Suite 104 Larchmont, NY 10538

Dear Gentlemen:

          Reference is made to the Description of Stock (the “Description of Stock”) for the Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares of PXRE Group Ltd. (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Description of Stock.

          WHEREAS, pursuant to the Description of Stock and the Letter Agreement dated February 2, 2005, the Company and the holders of the Preferred Shares (the “Preferred Shareholders”) have agreed that the A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares will mandatorily convert into Convertible Common Shares on March 31, 2005;

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          WHEREAS, based on the Loss Development experienced by the Company since the September 30, 2001 and the distribution of liability for Discontinued Operation as of March 31, 2005 between the pre-September 30, 2001 and post-September 30, 2001 periods, the parties have agreed to the Current Conversion Price as of March 31, 2005 is $13.27;

          NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and the Preferred Shareholders hereby agree as follows:

1.       Current Conversion Price. The parties hereby agree the Current Conversion Price as of March 31, 2005 shall be $13.27 for purposes of the mandatory conversion of the A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares on March 31, 2005.

2.      Miscellaneous. This agreement shall be governed by the laws of Bermuda. This agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Preferred Shareholders have caused this agreement to be executed by their duly authorized representatives.

PXRE GROUP LTD.

By:	/s/ Jeffrey L. Radke Name: Jeffrey L. Radke Title: President and CEO

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By:	Capital Z Partners, L.P., its general partner
By:	Capital Z Partners, Ltd. its sole general partner

By:	/s/ Craig Fisher
Name: Craig Fisher Title: General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By:	Capital Z Partners, L.P., its general partner
By:	Capital Z Partners, Ltd. its sole general partner
By:	/s/ Craig Fisher Name: Craig Fisher Title: General Counsel

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RESERVOIR CAPITAL PARTNERS, L.P.
By:	Reservoir Capital Group, L.L.C., its sole general partner
By:	Reservoir Capital Management, its managing member

By:	/s/ Craig Huff
Name: Craig Huff Title: President

RESERVOIR CAPITAL MASTER FUND, L.P.
By:	Reservoir Capital Group, L.L.C., its sole general partner
By	Reservoir Capital Management, its managing member

By:	/s/ Craig Huff Name: Craig Huff Title: President

RER REINSURANCE HOLDINGS, L.P.

By:	/s/ Melissa Parrish
Name: Melissa Parrish Title: Attorney In-Fact

/s/ Robert Stavis Robert Stavis

SAB CAPITAL PARTNERS, LP
By:	SAB Capital Advisors, LLC

By:	/s/ Brian Jackelow
Name: Brian Jackelow Title: CFO

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SAB CAPITAL PARTNERS II, LP
By:	SAB Capital Advisors, LLC

By:	/s/ Brian Jackelow
Name: Brian Jackelow Title: CFO

SAB OVERSEAS FUND, LTD.
By:	SAB Overseas Management, LP

By:	/s/ Brian Jackelow
Name: Brian Jackelow Title: CFO